UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 1, 2013

Cal Dive International, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation) 2500 CityWest Boulevard, Suite 2200 Houston, Texas (Address of principal executive offices)	001-33206 (Commission File Number)	61-1500501 (IRS Employer Identification No.) 77042 (Zip Code)

(713) 361-2600
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                          Results of Operations and Financial Condition.

The following information is being provided under Form 8-K, Item 2.02, and should not be deemed incorporated by reference by any general statement incorporating by reference this Current Report into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates this information by reference, and none of this information should be deemed "filed" under such acts.

On May 1, 2013, Cal Dive International, Inc., a Delaware corporation (the "Company"), issued a press release announcing its first quarter 2013 earnings results.

A copy of the press release is included herein as Exhibit 99.1.

Item 7.01                          Regulation FD Disclosure

The following information is being provided under Form 8-K, Item 7.01, and should not be deemed incorporated by reference by any general statement incorporating by reference this Current Report into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates this information by reference, and none of this information should be deemed "filed" under such acts.

On May 1, 2013, the Company issued the press release included herein as Exhibit 99.1.  Also on May 1, 2013, the Company posted to its website the presentation materials included herein as Exhibit 99.2, for use by investors in connection with the Company's first quarter 2013 earnings conference call.

Item 9.01                          Financial Statements and Exhibits.

   (d)            Exhibits.

99.1	Press release issued by Cal Dive International, Inc. on May 1, 2013, reporting financial results for the first quarter 2013.
99.2	First Quarter 2013 Earnings Conference Call Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CAL DIVE INTERNATIONAL, INC.

By:	/s/ Lisa M. Buchanan
Lisa M. Buchanan Executive Vice President, General Counsel and Secretary

Date:   May 1, 2013